Exhibit 99.1

Synthesis Energy Systems Investor Presentation Roth China Conference Miami, Florida October 12-14, 2009

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation ("Synthesis" or the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the Company's early stage of development, its estimate of the sufficiency of existing capital sources, its ability to raise additional capital to fund cash requirements for future operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, the Company's results of operations in foreign countries and its ability to diversify, its ability to maintain production from the Company's first plant in the Hai Hua joint venture project, approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, and the sufficiency of internal controls and procedures. Although the Company believes that in making such forward- looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. 2

SES - A Global Gasification Technology Company SES is a publicly listed (NASDAQ:SYMX) gasification technology company headquartered in Houston, Texas Exclusive global license to U-GAS(r) technology from the Gas Technology Institute(r) (GTI(r)) U-GAS(r) is a commercially proven gasification technology capable of cleanly converting low grade coals and biomass into high value energy products Provides an alternative to petroleum and natural gas based energy and chemical products Launched the company in China, the fastest growing and most active market for gasification Expanding into other high energy consumption growth regions with abundance of coals and biomass Commercializing U-GAS(r) through direct project investment and 3rd party licensing and services Demonstrated ability to implement technology with first project complete and second project under advanced development 3

Gasification - A Clean Alternative for Energy and Chemical Products 4 Gasifier Syngas (CO, Hydrogen) CO2 Capture Capable Feedstocks End Products Methanol for gasoline blending Synthetic gasoline Dimethyl ether (DME) for diesel and LPG blending Ammonia and fertilizer Synthesis natural gas (SNG) Power Downstream Processes

U-GAS(r) Cleanly Unlocks the Value of Low Grade Coal and Biomass Feedstocks 5 Coal and/or biomass Ash Fluidizing gases Air/oxygen/steam Commercially Proven Developed and advanced by the Gas Technology Institute(r) over the past 35 years U-GAS(r) has been installed and successfully operated in 11 separate facilities since 1975 Fuel Flexibility Unique ability to efficiently gasify a wide range of globally abundant fuels, including: Low quality coals Biomass Proven ability to handle up to 42% ash coals Economically Advantaged Ability to process lower cost fuels can provide significant project economic advantages Moderate temperature process reduces maintenance costs Environmentally Responsible CO2 capture capable U-GAS(r) enables the reduction of greenhouse gasses Renewable products from biomass fuels U-GAS(r) Advantages Syngas

The Development of U-GAS(r) 6

80 ton per day Gasification Pilot Plant in Finland using biomass & coal Gasifier Projects 8x150 ton per day U-GAS(r) Industrial fuel gas in Shanghai, China using coal 100 ton per day Bioenergy Demo Plant in Hawaii using bagasse 150 ton per day CHP Plant in Denmark using wood 2x400 ton per day U-GAS(r) in Zao Zhuang City, China using coal 1992 1995 1998 2006 2008 7

SES Target Geographies Source: BP Statistical Review of World Energy 2009, U.S. Energy Information Administration 1 Net petroleum imports includes both crude and refined petroleum products. Australian imports represent the broader Australasian region 2 Includes both Australia and New Zealand Coal reserves (bn tonnes) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 238.3 China 114.5 Aus 76.2 India 58.6 2008 net petroleum imports (mmbpd)1 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 10.9 China 4.1 Aus 0.6 India 2.3 2010-2030 energy consumption growth Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 1.14 China 1.72 Aus 1.25 India 1.69 2 8

SES is Commercializing U-GAS(r) Through Project Investments & 3rd Party Licensing 9 Commercializing today through Build-Own-Operate opportunities Capturing value in a long-term elevated oil and natural gas price environment Growing operating expertise and successfully demonstrating U-GAS(r) performance capabilities Accelerating U-GAS(r) proliferation through technology licensing & services Rapid penetration of gasification market segments (energy, chemicals, industrials) and geographies Large volume of projects globally can present select equity investment opportunities Advancing U-GAS(r) technological capabilities for the future Increasing vessel pressures and throughput Developing projects of larger scale Developing CO2 mitigation solutions

The Hai Hua Plant is Successfully Demonstrating the U-GAS® Platform

SYNTHESIS ENERGY SYSTEMS

- Achieved COD within 1st year of operation
- Demonstrated U-GAS® fuel flexibility capability (ash 30 - 42%)
- Demonstrated ability to run a stable operation (1 operational + 1 spare demonstrating 98% on-stream time)
- Demonstrated large turn-down capability of U-GAS® (>50%)
- Growing plant operating knowledge provides valuable experience for future projects





Location	Zao Zhuang City, Shandong Province
Partner	Shandong Hai Hua Coal & Chemical Co. Ltd.
Design Capacity	28,000 ncm/hour (~500 tonnes/day of coal)
Product	Syngas – which is sold over-the-fence to Hai Hua for methanol production
Capital Cost	Approx. $36 million
Structure	95% SES / 5% Hai Hua
COD	December 2008

SYNTHESIS ENERGY SYSTEMS 10

Yima - Advancing U-GAS(r) Through A Multi- Phased Project Location Henan Province, China Mazhuang Coal Chemical Industrial Park Partner Yima Coal Industry Group Co. Capacity 2,400 tpd coal Product Refined methanol Fuel Sub-bituminous; 30 - 35% ash Capital Cost Approx. $250 million Structure 75% Yima / 25% SES Mechanical Completion Early-Mid 2012 COD - approx 6 months later 11

SES Has a Robust Portfolio of Growth Opportunities 12 SES continues to evaluate numerous project development opportunities around the globe, including more than $3 billion of opportunites in China: Expansion of the Hai Hua facility Yima phase II: 2,100 tpd coal Yima phase III: 4,150 tpd coal Other projects in Shandong, Henan, and Inner Mongolia SES is also exploring several licensing opportunities, including: A coal-to-SNG facility in Inner Mongolia Biomass-to-liquids facilities in the U.S. A coal-to-liquids facility in Australia A coal-to-power facility in India

Financial Summary 13 NASDAQ (SYMX) listed since November 2, 2007 48.0mm basic (50.8mm fully diluted shares) outstanding as of October 7, 2009 52-week closing price range: $0.41 - $3.88 Market capitalization as of 10/07/09: $54.7mm 06/30/09 cash balance: $61.1mm1 1 Net of $29.3mm cash contribution to the Yima Joint Venture in August 2009

Conclusion Energy growth potential in China is substantial and coal is the primary fuel source Gasification is the accepted cleaner path for coal to energy U-GAS(r) continues to prove itself as a unique and economically attractive gasification technology Operational successes at Hai Hua demonstrate its ability to efficiently process a wide variety of low quality coals SES is well positioned for continued growth in China and expansion into other global markets Developing significant engineering & operating expertise from Hai Hua facility Well capitalized to execute on the current business plan 14

Appendix

The Chinese Methanol Market Provides Significant Growth Opportunities 16 Methanol is a flexible feedstock with more than 100 downstream chemical and energy applications Demand for methanol energy applications such as gasoline blending is accelerating rapidly China's energy related demand grew from nearly zero in 2002 to approximately 6.0mm tonnes in 2008, nearly 15.0% of global methanol demand The price differential between methanol and gasoline provides significant economic incentive for blending Chinese national fuel blending standards are expected to be a further catalyst for growth Source: CBI Consulting, CMAI, equity research Line 1 Line 2 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 0 0 2.8 25 0.15 2.8 50 0.3 2.8 75 0.45 2.8 100 0.6 2.8 125 0.75 2.8 150 0.9 2.8 175 1.05 2.8 200 1.2 2.8 225 1.35 2.8 250 1.5 2.8 275 1.65 2.8 300 1.8 2.8 325 1.95 2.8 350 2.1 2.8 375 2.25 2.8 400 2.39 2.8 425 2.54 2.8 450 2.69 2.8 475 2.84 2.8 500 2.99 2.8 525 3.14 2.8 550 3.29 2.8 575 3.44 2.8 600 3.59 2.8 Source: Jim Jordan & Associates, EIA Gasoline price vs. methanol price: BTU equivalence Retail gasoline ($/gl) Methanol ($/tonne) Current retail gasoline price Current methanol prices

Variety of Feedstocks Successfully Gasified in U-GAS®

SYNTHESIS ENERGY SYSTEMS

Bituminous Coals

- Western Kentucky No. 9, washed & ROM
- Western Kentucky No. 9 and 11, Camp
- Illinois No. 6, Peabody No. 10 and Crown III
- Pittsburgh No. 8, Champion and Ireland
- Australian, Bayswater No. 2, Sydney Basin
- Polish, Silesia
- French, Merlebach - ROM
- Utah – ROM
- Chinese, Shen Fu
- Indian, North Karanpura, washed and ROM

Coke Char, Peat, Wastes

- Metallurgical Coke, U.S., China, Poland
- Western Kentucky No. 9 coal char
- Illinois No. 6 coal char
- Finnish Peat, Viidansuo and Savaloneva
- Automobile Shredder Residue

Low Rank Coals

- Montana Rosebud, Colstrip
- Wyoming, Big Horn
- North Dakota, Freedom
- Saskatchewan Lignite, Shand
- Shandong – GaoZhuang, SanHekou, and Dongda coal mines
- Henan – Yuejin coal mine

Biomass

- Finnish waste wood and pulp mill waste
- Danish willow
- Danish straw
- Pelletized alfalfa stems
- Pelletized waste wood

SYNTHESIS ENERGY SYSTEMS 17

Scale-up History of U-GAS(r) Technology 18 18

Gas Technology Institute(r) GTI(r) is the leading research, development and training organization serving the domestic natural gas industry and energy markets Provides products, services and information that help customers solve problems or capitalize on opportunities related to finding, producing, delivering and using natural gas Source: http://www.gastechnology.org GTI's(r) staff of 175 highly trained scientists and engineers includes more than 40 doctoral degree holders 60 years of experience in technology development and training More than 1,000 patents and nearly 500 products have resulted from GTI(r) -led technology developments GTI's(r) Education Division has trained more than 55,000 energy professionals Many leading energy industry partnerships Flex-Fuel test facility in Des Plaines, IL 19